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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Soliciting Material Pursuant to §240.14a-12
WORLDWATER CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WORLDWATER CORP.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD WEDNESDAY, JUNE 22, 2005

        As a stockholder of WorldWater Corp. (the "COMPANY"), you are hereby given notice of and invited to attend in person or by proxy the Annual Meeting of Stockholders of the Company (the "ANNUAL MEETING") to be held at the Hopewell Valley Golf Club, Hopewell, New Jersey, on June 22, 2005, at 2:30 p.m., Local time, for the following purposes:

          1.     To elect one (1) Class 2 director to serve until the 2007 annual meeting and until his successor is elected;

          2.     To amend Article 4 of the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 160,000,000 to 200,000,000;

          3.     To approve a change of corporate name from WORLDWATER Corp. to WorldWater & Power Corp.;

          4.     To approve the selection of Amper, Politziner & Mattia as the Company's independent public accountants for the year 2005; and

          5.     To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

        The Board of Directors has fixed the close of business on May 9, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting. The transfer books of the Company will not be closed.

        YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, MANAGEMENT DESIRES TO HAVE THE MAXIMUM REPRESENTATION AT THE ANNUAL MEETING AND RESPECTFULLY REQUESTS THAT YOU DATE, EXECUTE AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE.

        A proxy may be revoked by a stockholder any time prior to its use as specified in the enclosed proxy statement.

By Order of the Board of Directors
/s/ QUENTIN T. KELLY QUENTIN T. KELLY, Chairman and Chief Executive Officer

Pennington, New Jersey
April     , 2005

YOUR VOTE IS IMPORTANT.
PLEASE EXECUTE AND RETURN PROMPTLY THE
ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED HEREIN.

WORLDWATER CORP.
PENNINGTON BUSINESS PARK
55 ROUTE 31 SOUTH
PENNINGTON, NEW JERSEY 08534

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS FOR 2005
TO BE HELD June 22, 2005

TO OUR STOCKHOLDERS:

        This Proxy Statement is furnished to stockholders of WorldWater Corp. (the "COMPANY") for use at the Annual Meeting of Stockholders to be held at the Hopewell Valley Golf Club, Hopewell, New Jersey, on Wednesday, June 22, 2005, at 2:30 p.m., local time, or at any adjournment or adjournments thereof (the "ANNUAL MEETING"). The enclosed proxy is being solicited by the Board of Directors of the Company (the "BOARD") and is subject to revocation at any time prior to the voting of the proxy. Unless a different choice is indicated, all duly executed proxies received by the Company will be voted in accordance with the instructions set forth on the back side of the proxy card. The record of stockholders entitled to vote at the Annual Meeting was taken at the close of business on May 9, 2005 (the "RECORD DATE"). This Proxy Statement and the enclosed proxy card are being sent or given to stockholders on or about May 13, 2005.

VOTING PROCEDURES AND REVOCABILITY OF PROXIES

        The accompanying proxy card is designed to permit each stockholder of record at the close of business on the Record Date to vote with respect to the election of one (1) Class 2 director; the amendment of the Company's Certificate of Incorporation to increase the number of shares of authorized Common Stock from 160,000,000 to 200,000,000; the approval of a change in the corporate name from WorldWater Corp. to WorldWater & Power Corp.; the selection of Amper, Politziner & Mattia as the Company's independent public accountants for the year 2005; and on any other proposal properly brought before the Annual Meeting. The proxy card provides space for a stockholder to (a) vote for or against the nominee for Class 2 director, (b) vote for or against the amendment of the Company's Certificate of Incorporation, (c) vote for or against the change of corporate name, (d) vote for or against the selection of Amper, Politziner & Mattia, (e) vote for or against each proposal to be considered at the Annual Meeting, or (f) abstain from voting on any proposal other than the election of directors. The election of the director will be decided by a plurality of the votes cast at the Annual Meeting by the holders of the Common Stock. For all matters, the affirmative vote of a majority of the votes present or represented by proxy and entitled to be cast at the Annual Meeting by holders of the Common Stock is required to take stockholder action.

        The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the votes entitled to be cast by all holders of the Common Stock will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present, in person or by proxy, the Annual Meeting may be adjourned from time to time until a quorum is obtained. In the case of any meeting called for the election of directors, those who attend the second such adjourned meetings, although less than a majority, shall constitute a quorum for the purpose of electing directors. Shares as to which authority to vote has been withheld with respect to any matter brought to a vote before the stockholders will not be counted as a vote in favor of such matter.

        Abstentions and broker nonvotes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. With respect to all matters other than the election of directors, an abstention will have the same affect as a vote against any specified proposal. Stockholders are urged to sign the accompanying proxy card and return it promptly.

        When a signed proxy card is returned with choices specified with respect to voting matters, the shares represented will be voted by the proxies designated on the proxy card in accordance with the stockholder's instructions. The proxies for the stockholders are Quentin T. Kelly and James S. Brown. A stockholder wishing to name another person as his or her proxy may do so by crossing out the names of the designated proxies and inserting the name of such other person to act as his or her proxy. In that case, it will be necessary forthe stockholder to sign the proxy card and deliver it to the person named as his or her proxy and for the person so named to be present and vote at the Annual Meeting. Proxy cards so marked should not be mailed to the Company.

        If a signed proxy card is returned and the stockholder has made no specifications with respect to voting matters, the shares will be voted (a) for the election of the nominee for Class 2 director, (b) for the amendment of the Company's Certificate of Incorporation, (c) for the change of corporate name, (d) for the selection of Amper, Politziner & Mattia and (e) at the discretion of the proxies, on any other matter that may properly come before the Annual Meeting or any adjournment of the Annual Meeting. When a stockholder returns a signed and dated proxy card or provides voting instructions by telephone or the Internet, the stockholder gives the proxies the discretionary authority to vote on the stockholders behalf on any other matter that is properly brought before the annual meeting. Valid proxies will be voted at the Annual Meeting and at any adjournment of the Annual Meeting in the manner specified.

        Any stockholder giving a proxy has the unconditional right to revoke it at any time before it is voted by any act inconsistent with the proxy, including notifying the Secretary of the Company in writing, executing a subsequent proxyor personally appearing at the Annual Meeting and casting a contrary vote. However, no revocation will be effective unless notice of such revocation has been received by the Company at or prior to the Annual Meeting.

        Stockholder proposals may be submitted for inclusion in the Company's proxy statement for next year's annual meeting provided that the written proposal is received by the Company no later than December 31, 2005. These proposals also will need to comply with Securities and Exchange Commission regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Similarly, in order for a stockholder proposal to be raised from the floor during next year's annual meeting, written notice must be received by the Company no later than December 31, 2005.

        The total issued and outstanding shares of common stock, $.001 par value per share (the "COMMON STOCK"), as of April 26, 2005 consisted of 84,095,144 shares.

MATTERS TO BE BROUGHT BEFORE THE MEETING

PROPOSAL ONE
ELECTION OF CLASS 2 DIRECTOR

        One (1) director, Dr. Davinder Sethi, is nominated to be elected as a Class 2 director at the Annual Meeting. If elected, the Class 2 director will hold office until the 2007 annual meeting of the stockholders or until his successor is duly elected and qualified. The election of the director will be decided by a plurality of the votes entitled to be cast at the meeting by holders of Common Stock. The nominee has consented to serve if elected, but, if the nominee becomes unable to serve, the persons named as proxies may exercise their discretion to vote for a substitute nominee. Management has no reason to believe that the nominee will be unable to serve.

        Other nominations for election to the Board may be made by the Board, or by any stockholder or shareholder representing at least ten percent (10%) of the votes which all shareholders of the Company are entitled to cast.

        Dr. Davinder Sethi has served as a Director since 2000. He has served Entrada Networks, Inc. in various capacities since November 2001 and currently is Vice Chairman and Chief Financial Officer. Prior to that time, he was an independent advisor in the fields of information technology and finance. He has served as Chairman and Chief Executive Officer of iPing, Inc., and was a Director and Senior Advisor to Barclays de Zoete Wedd. In addition, Dr. Sethi spent seven years at Bell Laboratories in operations research and communications network planning and seven years in corporate finance at AT&T. Dr. Sethi holds a Ph.D. and M.S. in Operations Research, Economics and Statistics from the University of California, Berkeley, and is a graduate of the Executive Management Program at Perm State. Dr. Sethi serves on the Board of Directors of Entrada Networks, Inc.

THE BOARD URGES STOCKHOLDERS TO VOTE "FOR"
THE NOMINEE FOR CLASS 2 DIRECTOR SET FORTH ABOVE
Unless Marked to the Contrary, Proxies Will be Voted For Approval

PROPOSAL TWO
AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION

        The Board of Directors has approved, and has recommended to the Company's stockholders, an amendment of the Company's Certificate of Incorporation that would increase the number of authorized shares of Common Stock, par value $.001 per share, from 160,000,000 to 200,000,000 (the "AMENDMENT"). The Amendment would revise Article 4 of the Certificate of Incorporation to read as follows:

        "Article 4. Authorized Capital. The total number of shares that may be issued by the Corporation is Two Hundred Ten Million (210,000,000) of which:

          a)    Two Hundred Million (200,000,000) shares with a par value of one-tenth of one cent ($.001) per share shall be designated as Common Stock; AND

          b)    Ten Million (10,000,000) shares with a par value of one cent ($.01) per share shall be designated as Preferred Stock.

The designations, preferences and relative participations, options or other rights or qualifications, limitations or restrictions thereof shall be fixed by resolution of the Board of Directors."

        The following schedule indicates the number of shares of common stock outstanding as of December 31, 2004 and issuable under outstanding options, warrants and convertible securities.

ANALYSIS OF AVAILAVLE AUTHORIZED COMMON STOCK

Authorized Capital Stock		160,000,000
Shares Outstanding	79,834,341
Warrants Outstanding	31,164,631
Shares attributable to Convertible Debt/Notes	24,560,359
Shares attributable to Convertible Preferred Stock Options Outstanding	10,015,325
Available Options	4,984,675

	151,170,442
Available Capital Stock		8,829,558

        The Board of Directors believes that the authorization of shares of Common Stock is necessary in order to accommodate the Company's anticipated growth and to pursue new business. The increased share authorization will provide the Company with an ability to raise capital funds that may be necessary to further develop its core business, to fund potential acquisitions, to finance working capital requirements, to have shares available for use in connection with its stock option plans, and to pursue other corporate purposes that may be identified by the Board of Directors. The Board of Directors will determine whether, when and on what terms the issuance of shares of Common Stock may be warranted in connection with any future actions. No further action nor authorization by the Company's stockholders would be necessary prior to issuance of the additional shares of Common Stock authorized under the Amendment, except as may be required for a particular transaction by the Company's Certificate of Incorporation, by applicable law or regulatory agencies or by the rules of the NASDAQ Stock Market or of any stock exchange on which the Company's Common Stock may then be listed.

        Although an increase in the authorized shares of Common Stock could, under certain circumstances, also be construed as having an anti-takeover effect (for example, by permitting easier dilution of the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction resulting in the acquisition of the Company by another company), the proposed Amendment is not in response to any effort by any person or group to accumulate the Company's stock or to obtain control of the Company by any means. In addition, the proposal is not part of any plan by the Board of Directors to recommend or implement a series of anti-takeover measures.

THE BOARD URGES STOCKHOLDERS TO VOTE "FOR" THIS PROPOSAL
Unless Marked to the Contrary, Proxies Will Be Voted For Approval

PROPOSAL THREE

        TO APPROVE A CHANGE IN THE CORPORATE NAME FROM WORLDWATER CORP. TO WORLDWATER & POWER CORP.

        The Board of Directors has unanimously adopted resolutions setting forth and declaring advisable an amendment to the Company's Certificate of Incorporation to change the name of the Company from WorldWater Corp. to WorldWater & Power Corp. The Board of Directors believes that the change in name will better reflect the Company's broader business operations beyond the supply of water through solar energy.

        If this proposal is approved, Article First of the Company's Certificate of Incorporation will be amended to read as follows: "The name of the Corporation is WorldWater & Power Corp. (hereinafter called the "Corporation")." Current Company stock certificates will remain valid and no exchange of certificates will be required, unless and until the securities are sold or transferred. Under Delaware law, the amendment to the Certificate of Incorporation would become effective upon stockholder approval and the filing of the amendment with the Secretary of State of the State of Delaware. The amendment to the Certificate of Incorporation will be filed as soon as reasonably practicable after the approval of this proposal by the stockholders. Under applicable Delaware law, the affirmative vote of the holders of a majority of the Common Stock outstanding on the record date is required to adopt the proposed amendment to the Certificate of Incorporation. As a result, abstentions and broker non-votes are effectively equivalent to votes against this proposal.

THE BOARD URGES STOCKHOLDERS TO VOTE "FOR" THIS PROPOSAL
Unless Marked to the Contrary, Proxies Will Be Voted For Approval

PROPOSAL FOUR

TO APPROVE AMPER, POLITZINER & MATTIA AS THE COMPANY'S INDEPENDENT
PUBLIC ACCOUNTANTS FOR THE YEAR 2005

        Amper, Politziner & Mattia, independent certified public accountants, has been selected by the Board of Directors as the Company's independent auditor for the current fiscal year. A representative of Amper, Politziner & Mattia is expected to be present at the Annual Meeting, and will have an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

        THE BOARD URGES STOCKHOLDERS TO VOTE "FOR" THIS PROPOSAL Unless Marked to the Contrary, Proxies Will Be Voted "For" Approval.

MANAGEMENT

        The following table sets forth the names, ages and positions of the executive officers and directors of the Company as of April 22, 2005. Their respective backgrounds are described following the table:

Name	Age	Position with the Company
Quentin T. Kelly	70	Chairman of the Board and Chief Executive Officer
Dr. Anand Rangarajan	54	Executive Vice President
Peter I. Ferguson	61	Vice President
James S. Brown	49	Vice President
Joseph Cygler	69	Director
Rolf Frauenfelder	38	Director
Dr. Davinder Sethi	57	Director
Lange Schermerhorn	64	Director
David Lifschultz	58	Director

        Quentin T. Kelly founded WorldWater, Inc. in 1984 as a consulting and R&D company and has been Chairman and CEO since then. Mr. Kelly was previously Director of Information Services and Assistant to the President of Westinghouse Electric Corporation from 1965 to 1971, and subsequently became President of Kelly-Jordan Enterprises, Inc., a leisure products company from 1971 to 1975, and then President of Pressurized Products, Inc., manufacturers and international marketers of specialized water systems and products, from 1976 to 1984. Mr. Kelly is an alumnus of Kenyon College and holds three U.S. patents relating to water systems. He has many years' experience in international business relating to water and power needs in the developing world. He has worked on water supply and solar power projects with governments and several of the international assistance agencies (USAID, UNDP and UNICEF) and more than a dozen governments and private contractors throughout the world.

        Dr. Anand Rangarajan, Executive Vice President, has been employed by the Company since 1998. He is a solar and water pump specialist with 20 years experience in all aspects of the solar electric business and has pioneered the development of several proprietary solar water pumping systems, products and markets. His systems have been installed in over 20 countries. He holds a Ph.D. in Engineering from the University of Wisconsin.

        Peter I. Ferguson, Vice President of Administration, joined WorldWater in 1989. He previously served as a vice president and general management executive and accountant for companies in New York and New Jersey. He graduated from Rutgers University in accounting and management.

        James S. Brown, Vice President, Chief Financial Officer and Secretary, joined WorldWater in May 2004. Mr. Brown has extensive financial experience in the energy industry. From August 2002 until May 2003, Mr. Brown served as an independent financial consultant. From October 1999 until August 2002, he was Director of Structured Finance, Americas, for Energy Wholesale Operations in Houston, Texas. Prior to that, Mr. Brown served as a Project Finance Director for El Paso Energy International. Mr. Brown has also held executive finance positions with Westmoreland Energy Inc. and AMVEST Corporation. Mr. Brown graduated from Georgetown University with a degree in Accounting and holds an MBA from Texas A&M University.

        Joseph Cygler has been a Director of the Company since January 1997, and a former Vice President of Marketing and Executive Vice-President. He has been Chief Executive Officer of the CE&O Group, an organization assisting companies in operations management, since 1986. Previously he was an executive at Kepner-Tregoe, Inc., an international business consulting firm, from 1976 to 1986, an executive with Honeywell Information Systems from 1964 to 1976, and a marketing representative with International Business Machines from 1961 to 1964. Mr. Cygler has a BS in Engineering from the U.S. Military Academy at West Point.

        Rolf Frauenfelder has served as a Director since 1999. He is the President of SparWohl Frauenfelder, an asset management company, based in Switzerland. He is a graduate in Economics of Zurich University with an emphasis in Environmental Economics.

        David Lifschultz has served as Chief Executive Officer and President of Lifschultz Terminal Leasing, an institutional holding company, since 1998. From 2002 to 2003, he also served as Chairman of Genoil, Inc., a Canadian oil technology company, and has served as Chairman and Chief Executive Officer of Genoil, Inc. from 2003 to the present. He spent nearly 30 years at Lifschultz Industries and was Chief Executive Officer from 1987 to 2001.

        Dr. Davinder Sethi has served as a Director since 2000. He has served Entrada Networks, Inc. in various capacities since November 2001 and currently is Vice Chairman and Chief Financial Officer. Prior to that time, he was an independent advisor in the fields of information technology and finance. He has served as Chairman and Chief Executive Officer of iPing, Inc., and was a Director and Senior Advisor to Barclays de Zoete Wedd. In addition, Dr. Sethi spent seven years at Bell Laboratories in operations research and communications network planning and seven years in corporate finance at AT&T. Dr. Sethi holds a Ph.D. and M.S. in Operations Research, Economics and Statistics from the University of California, Berkeley, and is a graduate of the Executive Management Program at Penn State. Dr. Sethi serves on the Board of Directors of Entrada Networks, Inc.

        Lange Schermerhorn has served as a Director since 2001. She is a retired U.S. Ambassador to Djibouti, is an economist who has spent 30 years in the Foreign Service and has covered the globe as a senior foreign officer in such places as Brussels, where she was Deputy Chief of Mission, with specific emphasis on economics relating to NATO and EU. She has also had significant Foreign Service experience in Sri Lanka, Vietnam, Tehran, London and Washington D.C. Ms. Schermerhorn's education and related experience include Mt. Holyoke College (B.A. 1961), Harvard Business School, and National War College.

MEETING ATTENDANCE

        The business of the Company is managed under the direction of the Board.The Board meets during the Company's fiscal year to review significant developments affecting the Company and to act on matters requiring Board approval. The Board held four meetings and acted by unanimous written consent numerous times during the fiscal year ended December 31, 2004. All of the Directors attended the meetings held during the year.

COMMITTEES OF THE BOARD OF DIRECTORS

        The Board of Directors has a standing Audit Committee and a standing Compensation Committee. The Audit Committee met four times and the Compensation Committee met two times during the fiscal year ended December 31, 2004.

        Messrs. Cygler and Sethi comprise the Audit Committee. The Audit Committee operates under a formal written charter. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent accountants the results of the audit engagement, approves professional services provided by the accountants including the scope of non-audit services, if any, and reviews the adequacy of our internal accounting controls. A copy of the Audit Committee's report and charter is attached to this Proxy Statement as APPENDIX A.

        Messrs. Cygler, Schermerhorn and Sethi comprise the Compensation Committee. The Compensation Committee makes recommendations to the Board regarding the executive and employee compensation programs of our company. Committee makes recommendations to the Board regarding the executive and employee compensation programs of our company. A copy of the Compensation Committee's report is attached to this Proxy Statement as APPENDIX B.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the number and percentage of the shares of the registrant's Common stock owned as of January 1, 2005 by all persons known to the registrant who own more than 5% of the outstanding number of such shares, by all directors of the registrant, and by all officers and directors of the registrant as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(1)		Percent of Class
David K. Lifschultz 641 West 59th Street New York, New York 10019	6,155,001	(2)	7.0%
Quentin T. Kelly Pennington Business Park 55 Route 31 South Pennington, New Jersey 08534	4,707,975	(3)	6.0%
Joseph Cygler Pennington Business Park 55 Route 31 South Pennington, New Jersey 08534	800,000	(4)	1.0%
Rolf Frauenfelder Pennington Business Park 55 Route 31 South Pennington, New Jersey 08534	588,646	(5)	* %
Dr. Davinder Sethi Pennington Business Park 55 Route 31 South Pennington, New Jersey 08534	500,000	(6)	* %
Lange Schermerhorn Pennington Business Park 55 Route 31 South Pennington, New Jersey 08534	350,000	(7)	* %
All Directors and Officers as a group (8 persons)	15,215,622		17.7%

*
Less than 1%

(1)
For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares of common stock that such person has the right to acquire within 60 days of February 1, 2005. For purposes of computing the percentage of outstanding shares of common stock held by each person or group of persons named above, any security which such person or persons has or have the right to acquire within such a date is deemed to be outstanding but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except community property laws, the Company believes based on information supplied by such persons, that the persons named in this table have sole voting and investment power with respect to all shares of common stock which they beneficially own.

(2)
This amount includes 3,305,000 shares issuable upon the conversion of warrants outstanding as of December 31, 2004.

(3)
This amount includes 866,060 shares owned by his wife, CFK Limited Partnership and QTK Limited Partnership which were formed for the benefit of Mr. Kelly's children, and options to purchase 1,827,975 shares outstanding as of December 31, 2004.

(4)
This amount includes options to purchase 200,000 shares outstanding as of December 31, 2004.

(5)
This amount includes options to purchase 200,000 shares outstanding as of December 31, 2004.

(6)
This amount represents options to purchase 500,000 shares outstanding as of December 31, 2004.

(7)
This amount represents options to purchase 350,000 shares outstanding as of December 31, 2004.

SECTION 16(a)    BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act of 1934, as amended (the "EXCHANGE ACT"), requires the Company's executive officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, the "REPORTING PERSONS") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. The Company believes that all filings required to be made by the Reporting Persons during the fiscal year ended December 31, 2004 were made on a timely basis.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY COMPENSATION TABLE

        The following table sets forth information with respect to the compensation paid by the Company to its chief executive officer and to each other executive officer of the Company who received at least $100,000 in salary and bonus during 2004 (the "NAMED EXECUTIVE OFFICERS").

	Annual Compensation(1)			Long Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary	Bonus	Securities Underlying Options(#)	All Other Compensation
Quentin T. Kelly, Chairman & Chief Executive Officer	2004	$69,786	$0	240,000	$44,000	(2)
Dr. Anand Rangarajan Executive Vice President	2004	114,073	15,000	822,000

(1)
The Compensation described in this table does not include medical insurance and other benefits which are available generally to all employees of WorldWater and certain perquisites and other personal benefits, the value of which did not exceed the lesser of $50,000 or 10% of the executive officer's compensation in the table.

(2)
Represents the premium paid for a life insurance policy, the beneficiary of which is Mr. Kelly's wife.

EQUITY COMPENSATION PLAN INFORMATION

        The following table contains information regarding the Company's Equity Compensation Plans as of December 31, 2004:

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Warrants, Options and Rights	(b) Weighted Average Exercise Price of Outstanding Warrants, Options and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders(1)	10,015,325	$0.25	4,984,675
Equity compensation plans not approved by security holders	—	—	—

Total	10,015,325	$0.25	4,984,675

(1)
The approved plan is the Amended 1999 WorldWater Corp. Incentive Stock Option Plan.

OPTION GRANTS FOR YEAR ENDED DECEMBER 31, 2004
(INDIVIDUAL GRANTS IN FISCAL YEAR)

Name	Number of Securities Underlying Options	Percent of Total Options Granted to Employees	Exercise Price Per Share(1)	Expiration Date
Quentin T. Kelly	240,000	5%	$0.215	12/31/2014
Dr. Anand Rangarajan	822,000	16%	$0.269	12/31/2014

(1)
All grants of options have been made with exercise prices equal to fair value at date of grant. The amounts shown represent an average share price for the shares indicated.

Aggregated Option Exercises
For Fiscal Year Ended December 31, 2004
And Year-End Option Values(1)

			Number of Securities Underlying Unexercised Options at Fiscal Year- End(#)(2)		Value of Unexercised In-the-Money Options at Fiscal Year-End($)(3)
Name	Shares Acquired on Exercise	Value Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Quentin T. Kelly	0	0	1,707,975	120,000	229,196	2,400
Dr. Anand Rangarajan	0	0	364,000	750,000	34,840	15,000

(1)
No stock appreciation rights are held by the named Executive Officer.

(2)
The total number of unexercised options held as of December 31, 2004, separated between those options that were exercisable and those options that were not exercisable on that date.

(3)
For all unexercised options held as of December 31, 2004, the aggregate dollar value of the excess of the market value of the stock underlying those options over the exercise price of those unexercised options. As required, the price used to calculate these figures was the closing sale price of the common stock at year's end, which was $0.30 per share on December 30, 2004.

DIRECTOR COMPENSATION

        Non-employee directors are entitled to receive options to purchase 50,000 shares of our common stock for each year of service on the Board of Directors. Members of the standing committees of the Board of Directors are compensated on a quarterly basis for their participation in meetings of the respective committees.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Included in notes payable and long-term debt in December 31, 2004 and 2003, are amounts payable to employees and directors as follows:

	2004	2003
Directors	$98,706	$185,894
Officers and employees	115,013	159,703

Total	213,719	345,597
Less current maturities	(123,013)	(262,703)

Total long-term note payable, related party	$90,706	$82,894

Notes payable to directors includes a three-year convertible loan dated January 30, 2003, face value of $100,000 which bears interest at 10% per annum. The loan is convertible at the option of the holder at $0.15 per common share for a total of 666,667 shares. All other notes payable to directors and employees are due on demand and accrue interest at 10% per annum.

Other Related Party Transactions:

        The Chairman and Chief Executive Officer has guaranteed $32,353 borrowed from a bank, under a note issued in 2001.

        Included in accrued sales commissions as of December 31, 2004 is $46,919 owed the Chairman and Chief Executive Officer under a management services fee agreement dated April 1, 1991 expiring December 31, 2005 calling for a management services/sales incentive fee equal to one-half percent (0.5%) of the company's gross product revenues less any related product returns, rebates, allowances, freight charges, tariffs and sales taxes, not to exceed $250,000 per annum.

        The Company leases office and laboratory facilities from the Chairman of the Company. Lease payments to the Chairman were $39,000 for 2003 and $36,000 in 2004 plus utilities and maintenance.

INDEPENDENT PUBLIC ACCOUNTANTS

Audit Fees

        The aggregate fees billed by for professional services for the audit of the annual financial statements of the Company and the reviews of the financial statements included in the Company's quarterly reports on Form 10-QSB for 2004 and 2003 were $$75,000 and $80,000, respectively, plus out of pocket expenses and an additional $15,000 and $38,000 in 2004 and 2003, respectively, for reviews of registration statements in 2004 and audit fees related to filing amendments on prior years in 2003.

Audit-Related Fees

        There was $0 of other fees billed during 2003 and 2004 for assurance and related services that were reasonably related to the performance of the audit or review of the Company's financial statements and not reported under "Audit Fees" above.

Tax Fees

        There were no other fees billed by our independent auditors during the last two fiscal years for tax compliance for 2004 and 2003.

All Other Fees

        There were no other fees billed by our independent auditors during the last two fiscal years for products and services provided.

STOCKHOLDER PROPOSALS

        Stockholder proposals may be submitted for inclusion in the Company's proxy statement for next year's annual meeting provided that the written proposal is received by the Company no later than December 31, 2005. These proposals also will need to comply with Securities and Exchange Commission regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Similarly, in order for a stockholder proposal to be raised from the floor during next year's annual meeting, written notice must be received by the Company no later than December 31, 2005.

CODE OF ETHICS

        We have adopted a written Code of Ethics that applies to all of our directors, officers and employees. A copy of our Code of Ethics is available on our website at www.worldwater.com and print copies are available to any shareholder that requests a copy. Any amendment to the Code of Ethics or any waiver of the Code of Ethics will be disclosed on our website at www.worldwater.com promptly following the date of such amendment or waiver.

PERSONS MAKING THE SOLICITATION

        The enclosed proxy is solicited on behalf of the Board of Directors of the Company. The cost of soliciting proxies in the accompanying form will be paid by the Company. Officers of the Company may solicit proxies by mail, telephone or telegraph. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of shares of the Common Stock.

OTHER MATTERS

        The Board of Directors is not aware of any matter to be presented for action at the meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in accordance with their best judgment in the interest of the Company.

FINANCIAL STATEMENTS

        Our annual report to stockholders is being mailed to you with this proxy statement. The annual report to stockholders includes audited balance sheets as of December 31, 2004 and 2003, and audited statements of operations and cash flows for each of the years then ended. We have filed our annual report on Form 10-K for the year ended December 31, 2004 with the Securities and Exchange Commission. It is available at the Securities and Exchange Commission's website at www.sec.gov.

        THE COMPANY WILL PROVIDE, WITHOUT CHARGE, TO EACH PERSON TO WHOM A COPY OF THIS PROXY STATEMENT IS DELIVERED, UPON THE WRITTEN OR ORAL REQUEST OF SUCH PERSON AND BY FIRST CLASS MAIL OR OTHER EQUALLY PROMPT MEANS WITHIN ONE BUSINESS DAY OF RECEIPT OF SUCH REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB. REQUESTS SHOULD BE DIRECTED TO THE ATTENTION OF JAMES S. BROWN, WORLDWATER CORP., PENNINGTON BUSINESS PARK, 55 ROUTE 31 SOUTH, PENNINGTON, NEW JERSEY 08534.

By Order of the Board of Directors,
/s/ QUENTIN T. KELLY
Quentin T. Kelly, Chairman and Chief Executive Officer

April     , 2005

APPENDIX A

AUDIT COMMITTEE CHARTER
WORLDWATER CORP.

PURPOSE

        The primary purpose of the Audit Committee (the "COMMITTEE") is to assist the Board of Directors ("BOARD") in fulfilling its responsibilities to oversee management's conduct of the Company's financial reporting process, including oversight of the following:

  1.
  The financial reports and other financial information provided by the Company to any governmental or regulatory body, and the public or others.

  2.
  The Company's system of internal accounting and financial controls.

  3.
  The annual independent audit of the Company's financial statement.

  4.
  The Company's interim financial statements and communications associated with this information.

        The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it shall have full and direct access to the independent auditors as well as anyone in the Company. The Board and the Audit Committee are to represent the Company's stockholders. Accordingly, the independent auditors are accountable to the Board and the Audit Committee.

MEMBERSHIP

        The Committee shall be comprised of not less than two members of the Board. The members will be appointed annually by the Board. Only independent directors will serve on the Committee. An independent director is free of any relationship that could influence his or her judgment as a Committee member. An independent director may not be associated with a major vendor to, or customer of, the Company.

        All members of the Committee must be financially literate or become so within a reasonable period of time after appointment to the Committee. In addition, at least one member will have accounting or related financial management expertise.

GENERAL RESPONSIBILITIES

        In performing its oversight responsibilities, the Committee shall do the following:

  1.
  The Committee provides open avenues of communication between the independent accountant and the Board of Directors.

  2.
  The Committee must report Committee actions to the full Board of Directors and may make appropriate recommendations.

  3.
  The Committee has the power to conduct or authorize investigations into matters within the Committee's scope of responsibilities. The Committee is authorized to retain independent counsel, accountants or others it needs to assist in an investigation.

  4.
  The Committee meets in conjunction with each regularly schedule meeting of the Board of Directors, or more frequently as circumstances require.

  5.
  The Committee may ask members of management or others to attend the meeting and is authorized to receive all pertinent information from management.

  6.
  The Committee will do whatever else the law, the Company's charter or bylaws or the Board of Directors require.

KEY RESPONSIBILITIES FOR ENGAGING INDEPENDENT ACCOUNTANTS

  1.
  The Committee will select the independent accountants for company audits, subject to approval by the Board of Directors. The Committee also will review and set any fees paid to the independent accountants and review and approve dismissal of the independent accountants.

  2.
  The Committee will confirm and assure the independence of the independent accountant, including a review of management consulting services provided by the independent accountant and the fees paid for them.

  3.
  The Committee will consider, in consultation with the independent accountant the audit scope and procedural plans made by them.

  4.
  The Committee will listen to management and the primary independent auditor if either thinks there might be a need to engage additional auditors. The Committee will decide whether to engage an additional firm and, if so, which one.

  5.
  Review with the independent accountants all communications required by appropriate regulatory entities.

RESPONSIBILITIES FOR REVIEWING THE ANNUAL EXTERNAL AUDIT AND THE QUARTERLY AND ANNUAL FINANCIAL STATEMENTS

  1.
  The Committee will ascertain that the independent accountant views the Board of Directors as its client, that it will be available to the full Board of Directors at least annually and that it will provide the Committee with a timely analysis of significant financial reporting issues.

  2.
  The Committee will ask management and the independent accountant about significant risks and exposures and will assess management's steps to minimize them.

  3.
  The Committee will review the following with the independent accountant:

  a.
  The adequacy of the Company's internal controls, including computerized information system controls and security.

  b.
  Any significant findings and recommendations made by the independent accountant with management's responses to them.

  4.
  Shortly after the annual examination is completed, the Committee will review the following with management and the independent accountant:

  a.
  The Company's annual financial statements and related footnotes.

  b.
  The independent accountant's audit of and report on the financial statements.

  c.
  The auditor's qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosures and how aggressive (or conservative) the accounting principles and underlying estimates are.

  d.
  Any serious difficulties or disputes with management encountered during the course of the audit.

  e.
  Anything else about the audit procedures of findings that GAAS requires the auditors to discuss with the Committee.

  5.
  The Committee will review annual filings with the SEC and other published documents containing the company's financial statements and will consider whether the information in the filings is consistent with the information in the financial statements.

  6.
  The Committee will review the interim financial reports with management and the independent accountant before those interim reports are released to the public or filed with the SEC or other regulators.

BUSINESS CONDUCT

  1.
  Review and update the Committee's charter annually.

  2.
  Review policies and procedures covering officers' expense accounts and perquisites, including their use of corporate assets and consider the results of any review of those areas by the independent accountant.

  3.
  Review with the Company's general counsel and others any legal, tax, or regulatory matters that may have a material effect on the organization's operational or financial statements, compliance policies and programs and reports from regulators.

  4.
  Meet with the independent accountant and management in separate executive sessions to discuss any matters that these groups believes should be discussed privately with the Committee.

  5.
  Review transactions with the Company in which the Directors or Officers of the Company have an interest.

        The Audit Committee serves in an oversight capacity and as such does not determine or provide opinions on the completeness, accuracy or adherence to generally accepted accounting principles of the Company's financial statements.

AUDIT COMMITTEE'S REPORT FOR 2004

        The Audit Committee of the Board of Directors, comprised of two independent directors, held four meetings during the year. The Audit Committee met with the independent public accountants and management to assure that all were carrying out their respective responsibilities. The Committee reviewed the performance and fees of the independent public accountants prior to recommending their appointment, and met with them to discuss the scope and results of their audit work, including the adequacy of internal controls and the quality of the financial reporting.

        The Committee discussed with the independent public accountants their judgments regarding the quality and acceptability of the Company's accounting principles, the clarity of its disclosures and the degree of aggressiveness or conservatism of its accounting principles and the underlying estimates. The Committee discussed with and received a letter from the independent public accountants confirming their independence. The independent public accountant had full access to the Committee, including regular meetings without management present. Additionally, the Committee reviewed and discussed the audited financial statements with management and recommended to the Board of Directors that these financial statements be included in the Company's Form 10-KSB filing with the Securities and Exchange Commission.

        The foregoing audit committee report shall not be deemed to be "soliciting material" or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any past or future filing under the securities act or the exchange act, except to the extent the company specifically incorporates it by reference into such filing.

AUDIT COMMITTEE Dr. Davinder Sethi Joseph Cygler

APPENDIX B

COMPENSATION COMMITTEE REPORT ON
EXECUTIVE COMPENSATION

        The compensation of our executive officers is determined by the compensation committee of our board of directors on an annual basis. Our compensation committee considers all elements of compensation in making its determinations. With respect to those executive officers who do not serve on our board of directors, our compensation committee also considers the recommendations of our chairman of the board and chief executive officer. The principal elements of compensation for our executive officers are base salary, cash bonuses and stock incentives and stock options.

        We have previously relied and intend to continue to rely heavily on stock options to provide incentive compensation to our executive officers and other key employees and to align their interests with those of our stockholders. In that regard, stock options were granted to all of our officers (other than the chief executive officer) during the year. All of these options are exercisable at fair market value.

SUBMITTED BY

COMPENSATION COMMITTEE

Davinder Sethi, Lange Schermerhorn and Joseph Cygler

        The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

B-1

[FRONT OF PROXY CARD]

WORLDWATER CORP.
BOARD OF DIRECTORS PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS AT
2:30 P.M., WEDNESDAY, JUNE 22, 2005

        The undersigned stockholder of WorldWater Corp. (the "COMPANY") hereby appoints Quentin T. Kelly and James S. Brown, or either of them, as proxies, each with full powers of substitution, to vote the shares of the undersigned at the above-stated Annual Meeting and at any adjournment(s) thereof:

1.	TO APPROVE THE RE-ELECTION OF THE FOLLOWING NOMINEE FOR CLASS 2 DIRECTOR: DR. DAVINDER SETHI

	☐ FOR the nominee listed above	☐ AGAINST the nominee listed above

2.	TO APPROVE THE PROPOSED AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 160,000,000 TO 200,000,000:

	☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	TO APPROVE THE CHANGE OF CORPORATE NAME FROM WORLDWATER CORP. TO WORLDWATER & POWER CORP.:

	☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	TO APPROVE THE PROPOSED SELECTION OF AMPER, POLITZINER & MATTIA AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR 2005:

	☐ FOR	☐ AGAINST	☐ ABSTAIN

5.	ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING; HEREBY REVOKING ANY PROXY OR PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED:

	☐ FOR	☐ AGAINST	☐ ABSTAIN

(Please sign on the reverse side)

[BACK OF PROXY CARD]

(Continued from reverse side)

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE. IF A CHOICE IS NOT INDICATED WITH RESPECT TO ITEMS (1), (2), (3), (4) OR (5) THIS PROXY WILL BE VOTED "FOR" SUCH ITEMS. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM (6). THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

Receipt herewith of the Company's Notice of Meeting and Proxy Statement, dated on or about May 13, 2005, is hereby acknowledged.

Dated:                    , 2005

(Signature of Stockholder(s))

(Joint owners must EACH sign. Please sign EXACTLY as your name(s) appear(s) on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title.)

PLEASE SIGN, DATE AND MAIL TODAY.

QuickLinks

WORLDWATER CORP.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD WEDNESDAY, JUNE 22, 2005
WORLDWATER CORP. PENNINGTON BUSINESS PARK 55 ROUTE 31 SOUTH PENNINGTON, NEW JERSEY 08534
PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS FOR 2005 TO BE HELD June 22, 2005
MATTERS TO BE BROUGHT BEFORE THE MEETING PROPOSAL ONE ELECTION OF CLASS 2 DIRECTOR
THE BOARD URGES STOCKHOLDERS TO VOTE "FOR" THE NOMINEE FOR CLASS 2 DIRECTOR SET FORTH ABOVE Unless Marked to the Contrary, Proxies Will be Voted For Approval PROPOSAL TWO AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION
ANALYSIS OF AVAILAVLE AUTHORIZED COMMON STOCK
THE BOARD URGES STOCKHOLDERS TO VOTE "FOR" THIS PROPOSAL Unless Marked to the Contrary, Proxies Will Be Voted For Approval PROPOSAL THREE
THE BOARD URGES STOCKHOLDERS TO VOTE "FOR" THIS PROPOSAL Unless Marked to the Contrary, Proxies Will Be Voted For Approval PROPOSAL FOUR TO APPROVE AMPER, POLITZINER & MATTIA AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR 2005
MANAGEMENT
MEETING ATTENDANCE
COMMITTEES OF THE BOARD OF DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE COMPENSATION AND OTHER INFORMATION
SUMMARY COMPENSATION TABLE
EQUITY COMPENSATION PLAN INFORMATION
OPTION GRANTS FOR YEAR ENDED DECEMBER 31, 2004 (INDIVIDUAL GRANTS IN FISCAL YEAR)
Aggregated Option Exercises For Fiscal Year Ended December 31, 2004 And Year-End Option Values(1)
DIRECTOR COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
INDEPENDENT PUBLIC ACCOUNTANTS
STOCKHOLDER PROPOSALS
CODE OF ETHICS
PERSONS MAKING THE SOLICITATION
OTHER MATTERS
FINANCIAL STATEMENTS
APPENDIX A
AUDIT COMMITTEE CHARTER WORLDWATER CORP.
AUDIT COMMITTEE'S REPORT FOR 2004
APPENDIX B
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
SUBMITTED BY
COMPENSATION COMMITTEE
Davinder Sethi, Lange Schermerhorn and Joseph Cygler
[FRONT OF PROXY CARD]
WORLDWATER CORP. BOARD OF DIRECTORS PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS AT 2:30 P.M., WEDNESDAY, JUNE 22, 2005
[BACK OF PROXY CARD]